SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): April 28, 1994

                          SHAWMUT NATIONAL CORPORATION
              (Exact Name of Registrant as Specified in Charter)

         Delaware                  1-10102                06-1212629
      (State or Other          (Commission File         (IRS Employer
       Jurisdiction of          Number)                  Identification
       Incorporation)                                    No.)

           777 Main Street, Hartford, Connecticut       06115
           One Federal Street, Boston, Massachusetts    02211
           (Address of Principal Executive Offices)     (Zip Code)

      Registrant's telephone number, including area code: (203) 986-2000
                                                          (617) 292-2000

                                Not Applicable
      (Former Name or Former Address, if Changed Since Last Report)

                        Exhibit Index located on Page 4


      ITEM 5.  OTHER EVENTS.

                On April 28, 1994, the Board of Governors of the Federal Reserve System approved the application of Shawmut National
      Corporation ("Shawmut") to acquire all of the outstanding voting shares of New Dartmouth Bank.

                A copy of Shawmut's press release announcing such approval is attached hereto as Exhibit 99 and is incorporated herein by reference.

      ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
      EXHIBITS.

                The following exhibit is filed with this Current Report on Form 8-K:

           EXHIBIT
           NUMBER              DESCRIPTION

           99 Press Release of Shawmut National Corporation, dated April 28, 1994.


                                  SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SHAWMUT NATIONAL CORPORATION

                               By: /s/ Joel B. Alvord
                                  Joel B. Alvord
                                  Chairman and Chief
                                    Executive Officer

      Dated:  April 29, 1994


                                 EXHIBIT INDEX

      EXHIBIT                                                      PAGE
      NUMBER              DESCRIPTION                             NUMBER

      99        Press Release of Shawmut National Corporation,       5
                dated April 28, 1994.